Exhibit 10.1

Form of Notes Repurchase Agreement

December 20, 2018

Carriage Services, Inc.

3040 Post Oak Blvd., Suite 300

Houston, TX 77058

Attn: Carl B. Brink

Re:	Carriage Services, Inc. Repurchase of 2.75% Convertible Subordinated Notes due 2021 (CUSIP 143905 AM9)

Ladies and Gentlemen:

The undersigned beneficial owner of Carriage Services, Inc.’s (the “Company”) 2.75% Convertible Subordinated Notes due 2021, CUSIP 143905 AM9 (the “Notes”) hereby agrees with the Company to sell the Notes to the Company (the “Repurchase”) for the Consideration (as defined below), pursuant to the terms and conditions of this Notes Repurchase Agreement (the “Repurchase Agreement”).

1.    Repurchase Consideration. Subject to the terms and conditions of this Repurchase Agreement, the undersigned hereby agrees to sell an aggregate principal amount of the Notes set forth on the signature page hereto for the consideration in the amount and form as follows: $[    ] in aggregate, representing an amount of cash in United States dollars equal to $1,027.5625 per $1,000 principal amount of Notes resold (the “Consideration”). The Repurchase shall occur in accordance with the procedures described in Section 3 hereof.

2.    The Closing. The closing of the Repurchase (the “Closing”) shall take place at the offices of Porter Hedges LLP at 10:00 a.m. Houston, Texas time on December 24, 2018, or at such other time and place as the Company and the undersigned may mutually agree (the “Closing Date”).

3.    Repurchase. Subject to the terms and conditions of this Repurchase Agreement, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in such portion of the Notes as is indicated on the signature page hereto, waives any and all other rights with respect to such Notes, and releases and discharges the Company from any and all claims the undersigned may now have, or may have in the future, arising out of, or related to, such Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that the undersigned is entitled to receive any accrued and unpaid interest or additional interest with respect to the Notes.

On or prior to 10:00 a.m. New York City time on the Closing Date, (i) the undersigned agrees to direct the eligible Depository Trust Company (“DTC”) participant through which the undersigned holds a beneficial interest in the Notes to submit a one-sided withdrawal instruction through DTC’s Deposits and Withdrawal at Custodian (“DWAC”) program to Wilmington Trust, National Association, in its capacity as trustee of the Notes (the “Trustee”), for the aggregate principal amount of the Notes to be sold pursuant to this Repurchase Agreement (the “DWAC Withdrawal”) and (ii) the Company shall provide an executed cancellation order (in the form of

Exhibit C) to the Trustee corresponding to each DWAC Withdrawal (each a “Cancellation Order”). Upon receipt of such Cancellation Order, the Trustee shall process the DWAC Withdrawals in accordance with the Cancellation Orders and shall provide email notification to the Company of each DWAC Withdrawal it processes. In the event that any DWAC Withdrawal corresponding to a Cancellation Order has not been posted by 4 p.m., New York City time, on the Closing Date, the Trustee shall notify the Company by email and the Cancellation Order for such DWAC Withdrawal shall be deemed revoked and an updated Cancellation Order with an updated cancellation date shall be provided by the Company. In the event the Closing does not occur, any Notes submitted for DWAC Withdrawal will be returned to the DTC participant that submitted the withdrawal instruction in accordance with the procedures of DTC.

On the Closing Date, subject to satisfaction of the conditions precedent specified in this Repurchase Agreement and the prior receipt of the DWAC Withdrawal conforming with the aggregate principal amount of the Notes to be sold, the Company hereby agrees to transfer by wire of immediately available funds to the account of the undersigned at a bank in the United States of America provided by the undersigned as Exhibit A to this Repurchase Agreement all Consideration on the Notes to be repurchased. If (a) the Trustee is unable to locate the DWAC Withdrawal or (b) the DWAC Withdrawal does not conform with the Notes to be sold pursuant to this Repurchase Agreement, the Company will promptly notify the undersigned.

All questions as to the form of all documents and the validity and acceptance of the Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

All authority herein conferred or agreed to be conferred in this Repurchase Agreement shall survive the dissolution of the undersigned and any representation, warranty, undertaking and obligation of the undersigned hereunder shall be binding upon the trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

4.    Representations, Warranties and Undertakings of the Company. The Company represents and warrants to, and covenants with, the undersigned that:

(a)    The Company is duly formed and validly existing under the laws of the State of Delaware, and the consummation of the transactions contemplated hereby are within the powers of the Company and have been or will have been duly authorized by all necessary action on the part of the Company, and this Repurchase Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement or creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(b)    The execution of this Repurchase Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or filing (assuming the truth and accuracy of the representations and warranties in Section 5 and excluding any filing required under the requirements of the Securities Exchange Act of

1934, as amended (the “Exchange Act”)) with, any governmental authority, non-governmental regulatory authorities, or court, or body or arbitrator having jurisdiction over the Company (except as may be required under the securities or Blue Sky laws of the various states); and (ii) do not and will not constitute or result in a breach, violation or default under any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, or with the Company’s organizational documents or by-laws, or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Company or on the part of any other party thereto or cause the acceleration or termination of any obligation or right of the Company or any other party thereto, except, in case of b(ii), for any such breach, violation or default as would not, individually or in the aggregate, have a material adverse affect on the business, properties, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole.

(c)    (A) As of the date hereof, (x) the Company is not aware of any material non-public information regarding the Company, other than the fact and proposed terms of the Repurchase and (y) all reports and other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act, since January 1, 2018 when considered as a whole (with the more recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, other than the fact and proposed terms of the Repurchase or any information referred to in the wall-crossing email referenced in Section 5(y) below and (B) the Company hereby agrees to publicly disclose on or before 8:30 a.m., New York City time, on the business day immediately following the date hereof, the repurchase of the Notes as contemplated by this Repurchase Agreement in a press release or in a Current Report on Form 8-K; provided that (i) if the Repurchase does not take place and (ii) the Company believes, in good faith, that there is no legal requirement to publicly disclose information about the Repurchase, no press release or Current Report on Form 8-K will be required. The Company hereby acknowledges and agrees that this press release or Current Report on Form 8-K will disclose all confidential information to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Repurchase or otherwise communicated by the Company to the undersigned or any investor in connection with the Repurchase.

(d)    Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and, to the knowledge of the Company (having made due and reasonable enquiry), no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority (including, without limitation, the rules and regulations of the New York Stock Exchange), in each case, applicable to the Company, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial position, stockholders’ equity, or results of operations of the Company and its subsidiaries taken as a whole.

(e)    The Company is not and, after giving effect to the transactions contemplated by this Repurchase Agreement, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(f)    The Company will, upon request, execute and deliver any additional documents deemed by the Trustee to be reasonably necessary to complete the transactions contemplated by this Repurchase Agreement.

5.    Representations, Warranties and Undertakings of the Undersigned. The undersigned hereby represents and warrants to, and covenants with, the Company that:

(a)    The undersigned has full power and authority to exchange, sell, assign and transfer the Notes sold hereby and to enter into this Repurchase Agreement and perform all obligations required to be performed by the undersigned hereunder.

(b)    The undersigned is the current beneficial owner of the Notes. When the Notes are sold, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances. The Notes sold hereby are not subject to any adverse claims, rights or proxies.

(c)    The Repurchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(d)    The undersigned acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company or the Repurchase other than the information set forth herein in connection with the undersigned’s examination of the Company and the terms of the Repurchase, and the Company does not, and Goldman Sachs & Co. LLC (the “Financial Advisor”) does not, take any responsibility for, and neither the Company nor the Financial Advisor can provide any assurance as to the reliability of, any other information that others may provide to the undersigned.

(e)    The undersigned acknowledges that (i) it has reviewed the Company’s filings with the SEC and (ii) it is relying only upon the information contained in the Company’s filings with the SEC and the representations and warranties of the Company in this Repurchase Agreement and not upon any other information

(f)    The undersigned confirms that it is not relying on any communication (written or oral) of the Company, the Financial Advisor or any of their affiliates or representatives as investment advice or as a recommendation to participate in the Repurchase and receive the Consideration for the Notes. It is understood that information provided by the Company, the Financial Advisor or any of their affiliates or representatives shall not be considered investment advice or a recommendation to conduct the Repurchase.

(g)    The undersigned is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(h)    The undersigned acknowledges that the terms of the Repurchase have been mutually negotiated between the undersigned and the Company.

(i)    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Trustee to be necessary or desirable to complete the sale, assignment and transfer of the Notes sold hereby.

(j)    The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Repurchase Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(k)    The undersigned was given a meaningful opportunity to negotiate the terms of the Repurchase.

(l)    The undersigned’s participation in the Repurchase was not conditioned by the Company on the undersigned’s sale of a minimum principal amount of Notes for the Consideration.

(m)    The undersigned had a sufficient amount of time to consider whether to participate in the Repurchase and the Company did not put any pressure on the undersigned to respond to the opportunity to participate in the Repurchase.

(n)    The operations of the undersigned have been conducted in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act.

(o)    The undersigned acknowledges and agrees that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the undersigned was first contacted by the Company, the Financial Advisor or any of their advisors or representatives with respect to the transactions contemplated by this Repurchase Agreement until after the confidential information (as described in the confirmatory wall-crossing email received by the undersigned from the Company, the Financial Advisor or of their advisors) is made public.

(p)    The undersigned acknowledges it understands that the Company intends to pay the Financial Advisor a fee in respect of the Repurchase.

(q)    There is no investment banker, broker, finder or other intermediary which has been retained by, will be retained by or is authorized to act on behalf of the undersigned who might be entitled to any fee or commission from the Company or the undersigned upon consummation of the transactions contemplated by this Repurchase Agreement.

(r)    The undersigned understands that the Company, the Financial Advisor and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by it by its participation in the transactions contemplated by this Repurchase Agreement are no longer accurate, the undersigned shall promptly notify the Company and the Financial Advisor. The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary before the Closing, each of the undersigned’s representations and warranties contained in this Repurchase Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

(s)    The undersigned acknowledges and agrees that the Financial Advisor has not acted as a financial advisor or fiduciary to the undersigned and that the Financial Advisor and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s SEC filings and make no representation or warranty to the undersigned, express or implied, with respect to the Company or the Notes or the accuracy, completeness or adequacy of the information provided to the undersigned or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the undersigned.

6.    Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to deliver the Notes and of the Company to deliver the Consideration are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 4 hereof and of the undersigned contained in Section 5 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

7.    Covenant and Acknowledgment of the Company. At or prior to 9:00 a.m., New York City time, on the second business day following the Closing, the Company shall file a Current Report on Form 8-K with the SEC regarding the Repurchase (including the “Repurchases”, if any, with other holders of Notes executing Repurchase Agreements on the date hereof).

8.    Waiver, Amendment. Neither this Repurchase Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

9.    Assignability. Neither this Repurchase Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

10.    Taxation. As set forth on Exhibit B hereto, the undersigned acknowledges that either (i) the Company must be provided with a correct taxpayer identification number (“TIN”), generally a person’s social security or federal employer identification number, and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided as an attachment hereto, and a certification, under penalty of perjury, that such TIN is correct, that the undersigned is not subject to backup withholding and that the undersigned is a United States person, or (ii) another basis for exemption from backup withholding must be established.

11.    Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS REPURCHASE AGREEMENT.

12.    Governing Law. This Repurchase Agreement and any claim, controversy or dispute (whether in contract, in tort or by statute) arising under or related to this Repurchase Agreement or the transactions contemplated by this Repurchase Agreement or the rights, duties and relationship of the parties hereto, shall be governed by and construed and enforced in accordance with the laws of the State of New York, excluding any conflicts of law, rule or principle that might refer construction of provisions to the laws of another jurisdiction.

13.    Section and Other Headings. The section and other headings contained in this Repurchase Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Repurchase Agreement.

14.    Counterparts. This Repurchase Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

15.    Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or in the case of the undersigned, the address provided on the signature page below (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Carriage Services, Inc. 3040 Post Oak Blvd., Suite 300 Houston, TX 77058 Attn: Carl B. Brink Telephone: (713) 332-8441

E-mail: ben.brink@carriageservices.com

16.    Binding Effect. The provisions of this Repurchase Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

17.    Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing which would cause any representation, warranty, or covenant of the undersigned contained in this Repurchase Agreement to be false or incorrect.

18.    Reliance by Financial Advisor. The Financial Advisor may rely on each representation and warranty of the Company and the undersigned made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Financial Advisor. The Financial Advisor shall be a third-party beneficiary of this Agreement to the extent provided in this Section 18.

19.    Expenses. All costs and expenses incurred in connection with this Repurchase Agreement shall be paid by the party incurring such cost or expense

20.    Severability. If any term or provision of this Repurchase Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Repurchase Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Repurchase Agreement as of the date first written above.

Holder:

By:
Name:
Title:

Address:

Telephone:
State/Country of Domicile or Formation:

Notes to Be Repurchased

Beneficial Owner of Note:

Principal Amount of Notes to be repurchased:	$	principal

Account Broker:

DTC Participant No.:

Consideration	$

[SIGNATURE PAGE TO FORM OF REPURCHASE AGREEMENT]

The offer to repurchase Notes for the Consideration as set forth above is confirmed and accepted by the Company.

CARRIAGE SERVICES, INC.

By:
Name:	Carl B. Brink
Title:	Senior Vice President, Chief Financial
Officer and Treasurer

[SIGNATURE PAGE TO FORM OF REPURCHASE AGREEMENT]

Exhibit A

Wiring instructions for Consideration on Notes

Beneficial Owner of Note

Bank Name

ABA #

For Credit To
Account #

For Further Credit to
Account #

Exhibit B

Under U.S. federal income tax law, a holder who sells Notes for the Consideration generally must provide such holder’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (attached hereto) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or a holder’s employer identification number. If the correct TIN is not provided, the holder may be subject to a $50 penalty imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 24% of the payment). If a holder is required to provide a TIN but does not have the TIN, the holder should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. Non-U.S. Holders generally may establish their status as exempt recipients from backup withholding by submitting a properly completed applicable IRS Form W-8 (available from the Company or the IRS at www.irs.gov), signed, under penalties of perjury, attesting to such holder’s exempt foreign status. U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Holders are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

Exhibit C

[On Issuer’s Letterhead]

[insert Closing Date]

Wilmington Trust, National Association, as Trustee

1100 North Market Street

Wilmington, DE 19801

Attention: Carriage Services, Inc. Administrator

Re: Cancellation Order related to Indenture, dated as of March 19, 2014 (the “Indenture”), between Carriage Services, Inc., as issuer, and Wilmington Trust, National Association, as trustee

Issue: Carriage Services, Inc. 2.75% Convertible Subordinated Notes Due 2021 (the “Notes”)

In connection with the repurchase by the Issuer of the Notes pursuant to Section 2.14 of the Indenture, you, as Trustee under the Indenture, are hereby instructed pursuant to Section 2.10 of the Indenture to cancel (in the manner provided in the Indenture) the aggregate principal amount of Notes repurchased as set forth below and record a corresponding reduction on the Global Notes principal balance.

Accordingly, we hereby authorize and direct you to cancel the following Notes via a DTC one-sided DWAC withdrawal(s)* request to be initiated by:

DTC Participant: [insert applicable DTC participant entity name]

DTC Participant #: [insert applicable DTC participant number]

Principal Amount: $[insert applicable principal amount]

CUSIP: [insert applicable CUSIP number]

DWAC cancellation date: [insert applicable cancellation date]

Please contact [insert issuer contact point’s name and phone/email address] if you have any questions.

Very truly yours,

Carriage Services, Inc.

By:
Name:
Title:	[insert officer title]